EXHIBIT 10.80

                              TRITON ENERGY LIMITED
                              ---------------------

                 EMPLOYEE'S NON-QUALIFIED STOCK OPTION AGREEMENT
                 -----------------------------------------------

     1.     Grant  of  Option.  Pursuant  to  the  Triton  Energy  Limited
            -----------------
_______________________ Plan (as amended, the "Plan"), for employees and directors of Triton Energy Limited, a Cayman Islands company (the "Company"), or any of its Subsidiaries, the Company grants to

                          _____________________________
                             (Name of Option Holder)

an option to purchase from the Company a total of _________ full Ordinary Shares ("Optioned Shares"), $.01 par value ("Ordinary Shares"), of the Company at $__________ per share (being at least the fair market value per share of the Ordinary Shares on this Date of Grant), in the amounts, during the periods and upon the terms and conditions set forth in this Agreement. The Date of Grant of this Stock Option is __________________.

     2.          Time  of  Exercise.
                 ------------------

     (a) Except only as specifically provided elsewhere in this Agreement, this Stock Option is exercisable in the following cumulative installments:

     First  installment.  Up to 33-1/3% of the total Optioned Shares at any time
     ------------------
     on  and  after  the  first  anniversary  of  the  Date  of  Grant.

     Second  installment.  Up  to  an  additional  33 1/3% of the total Optioned
     -------------------
     Shares at any time on and after the second anniversary of the Date of Grant.

     Third  installment.  Up  to  an  additional  33  1/3% of the total Optioned
     ------------------
     Shares at any time on and after the third anniversary of the Date of Grant.

No part of this Stock Option may be exercised after 5:00 p.m., Dallas, Texas time, on _______________________.

     (b) Notwithstanding the foregoing paragraph (a), in the event of the Option Holder's death while employed or termination of employment as a result of Retirement or Disability, all unmatured installments of Stock Options outstanding shall automatically be accelerated and exercisable in full by the Option Holder or his representative as set forth in Section 5 hereof.

     3.     Subject  to Plan.  This Stock Option and its exercise are subject to
            ----------------
the terms and conditions of the Plan. The Option Holder acknowledges receipt of a copy of the Plan and the Plan is incorporated herein by reference. The defined terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. In addition, this Stock Option is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Option Holder in writing.

     4.     Term.  Subject  to  Articles  VII  and  VIII  of the Plan (including
            ----
regarding  termination  for  Cause),  this  Stock Option, or applicable portions
thereof,  will    terminate  as  follows:

     (a) This Stock Option will terminate at 5:00 p.m., Dallas, Texas time, on _______________.

     (b) Notwithstanding the foregoing paragraph (a), this Stock Option shall terminate at 5:00 p.m., Dallas, Texas time, on the date indicated below:

     (i) the date which is twelve (12) months following the date that the Option Holder's employment with the Company and its Subsidiaries terminates due to Disability or Retirement;

     (ii) the date which is three (3) months following the date that the Option Holder's employment with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement; or

          (iii) the date which is three (3) years following the date that the Option Holder's employment with the Company and its Subsidiaries terminates due to the Option Holder's death;

     provided that in no event may this Stock Option be exercised after 5:00 p.m., Dallas, Texas time, on _______________________.

     5.     Who  May  Exercise.  During  the lifetime of the Option Holder, this
            ------------------
Stock Option may be exercised only by the Option Holder, or by the Option Holder's guardian, or by any permitted transferee. If the Option Holder's employment terminates as a result of death, Disability or Retirement prior to the termination dates specified in Section 4(a) hereof and this Stock Option has not theretofore been exercised as to the percentage of Optioned Shares set forth in Section 2 hereof as of the date of death, Disability or Retirement, the following persons may exercise the exercisable portion of this Stock Option as set forth in Section 2 hereof on behalf of the Option Holder at any time prior to the earlier of the dates specified in Sections 4(a) and (b) hereof: (i) if the Option Holder is disabled or has retired, the Option Holder or his guardian; or (ii) if the Option Holder dies, the personal representative of his estate, or the person who acquired the right to exercise this Stock Option by bequest or inheritance or by reason of the death of the Option Holder, or by permitted assignment; provided that this Stock Option shall remain subject to the other terms of this Agreement, the Plan, and applicable laws, rules, and regulations.

     6.     Restrictions  on  Exercise.  This Stock Option may be exercised only
            --------------------------
with  respect  to  full  shares,  and  no  fractional  share  shall  be  issued.

     7.     Manner  of  Exercise.  Subject to such administrative regulations as
            --------------------
the Board or the Committee may from time to time adopt, this Stock Option may be exercised only upon written notice to the Company of the number of shares being purchased accompanied by the following:

          (a) Full payment of the option price for the shares being purchased;

          (b) Such other documents as the Company in its discretion deems necessary to evidence the exercise, in whole or in part, of this Stock Option.

     Full payment for shares purchased upon exercise of a Stock Option shall be made either in (i) cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by cash or certified or cashier's check for the par value of the shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, or (v) by delivery of a copy of irrevocable instructions from the Option Holder to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

     8.     Assignability.  This  Stock  Option  shall  not  be  assignable  or
            -------------
transferable by the Option Holder, except (i) by will or by the laws of descent and distribution, (ii) pursuant to the terms of a domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), or (iii) to members of the Option Holder's immediate family (i.e., parents, children, grandchildren or spouse), trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are partners; provided that any such transfer shall be in accordance with all applicable laws, rules and regulations; and provided further that the provisions of this Stock Option Agreement and the Plan that are governed by the Option Holder's employment status with the Company shall continue in effect notwithstanding any such transfer.

     9.     Rights  as  Shareholder.  The Option Holder will have no rights as a
            -----------------------
shareholder with respect to any shares covered by this Stock Option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

     10.     Adjustment  of  Number  of  Shares and Related Matters.  The Option
             ------------------------------------------------------
Holder understands that in the event of a Change of Control, merger, consolidation, reorganization, recapitalization of the Company, or the declaration of a stock dividend, the number of shares which may be purchased upon exercise of this Stock Option granted hereunder, the time at which any Stock Option may be exercisable, and the exercise price thereof may be adjusted in accordance with the Plan.

     11.     Option  Holder's  Representations.  Notwithstanding  any  of  the
             ---------------------------------
provisions hereof, the Option Holder hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the Option Holder hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Option Holder or the Company of any provision of any law or regulation of any governmental authority or shall not be in compliance with the listing requirements of a stock exchange. Any determination in this connection by the Board shall be final, binding, and conclusive. The obligations of the Company and the rights of the Option Holder are subject to all applicable laws, rules and regulations including, without limitation, the 1934 Act, the Code, any successors thereto, and any other applicable laws.

     12.     Investment Representation. Unless the Ordinary Shares are issued to
             -------------------------
him in a transaction registered under applicable Federal and State securities laws, by his or her execution hereof, the Option Holder represents and warrants to the Company that all Ordinary Shares which may be purchased hereunder will be acquired by the Option Holder for investment purposes for his or her own account and not with any intent for resale or distribution in violation of Federal or State securities laws. Unless the Ordinary Shares are issued to him in a transaction registered under applicable Federal and State securities laws, all certificates issued with respect to the Ordinary Shares shall bear an appropriate restrictive investment legend.

     13.     Law  Governing.  This  Agreement is intended to be performed in the
             --------------
State of Texas and shall be construed and enforced in accordance with and governed by the laws of Texas.

     14.     No  Right to Continue Employment. Nothing in this Agreement confers
             --------------------------------
upon the Option Holder the right to continue in the employ of the Company or any Subsidiary or interferes with or restricts in any way the right of the Company or any Subsidiary to discharge the Option Holder at any time (subject to any contract rights of the Option Holder).

     15.     Invalidity  of  Provision.  The  invalidity  or unenforceability of
             -------------------------
any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement shall be adjudged unreasonable in any judicial or administrative proceeding, then the court or administrative body shall have the power to reform such provision and, in its changed form, such provision shall then be enforceable and shall be enforced.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Option Holder, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

                              TRITON  ENERGY  LIMITED



                              By:          ____________________________________



                              OPTION  HOLDER:



                              __________________________________________